NEWS RELEASE

SOUTHWESTERN ENERGY ANNOUNCES $1 BILLION SHARE REPURCHASE PROGRAM
Complements continued debt repayment within its comprehensive capital allocation strategy

SPRING, Texas – June 21, 2022...Southwestern Energy Company (“SWN” or the “Company”) (NYSE: SWN) today announced that its Board of Directors authorized a share repurchase program.

Key Highlights
•Authorization for up to $1 billion of share repurchases through the end of 2023
•Continued prioritization of debt reduction, consistent with strategic objective of returning to investment grade
•Based on current strip prices and market conditions, the Company expects to be able to execute on the full amount of the program while also achieving its target 1.5x to 1.0x leverage ratio range by the end of 2022 and target $3.5 billion to $3.0 billion debt range by the end of 2023

“Southwestern Energy’s disciplined capital allocation strategy prioritizes financial strength through maintenance capital investment, reduction of debt, and now the next complementary step – initiation of a sustainable return of capital program to enhance shareholder value. The increased free cash flow generation capability of our repositioned business, successful Haynesville integration and operational execution, improvement in commodity prices and fundamental outlook provide a clearer line of sight to achieving our target leverage ratio and debt ranges while returning capital to our shareholders,” said Bill Way, Southwestern Energy President and Chief Executive Officer.

“This program is a tangible reflection of our belief that the inherent value of our business is not fully appreciated by the market and further enhances SWN’s value proposition for investors. We expect to complete the execution of this program in a disciplined manner consistent with achieving our balance sheet objectives and returning to investment grade,” continued Way.

Share Repurchase Program
SWN's Board of Directors authorized a share repurchase program, under which the Company is authorized to repurchase up to $1 billion of its outstanding common stock beginning immediately and continuing through and including December 31, 2023.

The shares may be repurchased from time to time in open market transactions, through block trades, in privately negotiated transactions, through derivative transactions or by other means in accordance with federal securities laws. The Company intends to fund repurchases from available working capital and cash provided by operating activities.

The timing, as well as the number and value of shares repurchased under the program, will be determined by the Company at its discretion and will depend on a variety of factors, including management’s assessment of the intrinsic value of the Company’s common stock, the market price of the Company's common stock, general market and economic conditions, available liquidity, compliance with the Company’s debt and other agreements, applicable legal requirements and other considerations. The exact number of shares to be repurchased by the Company is not guaranteed, and the program may be suspended, modified, or discontinued at any time without prior notice.

About Southwestern Energy
Southwestern Energy Company (NYSE: SWN) is a leading U.S. producer and marketer of natural gas and natural gas liquids focused on responsibly developing large-scale energy assets in the nation’s most prolific shale gas basins. SWN’s returns-driven strategy strives to create sustainable value for its stakeholders by leveraging its scale, financial strength and operational execution.

Investor Contacts
Brittany Raiford
Director, Investor Relations
(832) 796-7906
brittany_raiford@swn.com

Forward Looking Statement
This news release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. These statements are based on current expectations. The words “anticipate,” “intend,” “plan,” “project,” “estimate,” “continue,” “potential,” “should,” “could,” “may,” “will,” “objective,” “guidance,” “outlook,” “effort,” “expect,” “believe,” “predict,” “budget,” “projection,” “goal,” “forecast,” “model,” “target”, “seek”, “strive,” “would,” “approximate,” and similar words are intended to identify forward-looking statements. Statements may be forward looking even in the absence of these particular words.

Examples of forward-looking statements include, but are not limited to, the expectations of plans, business strategies, objectives and growth and anticipated financial and operational performance, including the Company's proposed share repurchase program and the projected timing, purchase price and number of shares purchased under such program, if at all, and our expectation to achieve our leverage ratio and debt targets. These forward-looking statements are based on management’s current beliefs, based on currently available information, as to the outcome and timing of future events. All forward-looking statements speak only as of the date of this news release. The estimates and assumptions upon which forward-looking statements are based are inherently uncertain and involve a number of risks that are beyond our control. Although we believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Therefore, you should not place undue reliance on any of the forward-looking statements contained herein.

Factors that could cause our actual results to differ materially from those indicated in any forward-looking statement are subject to all of the risks and uncertainties incident to the exploration for and the development, production, gathering and sale of natural gas, NGLs and oil, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, commodity price volatility, inflation, lack of availability of drilling and production equipment and services, environmental risks, drilling and other operating risks, legislative and regulatory changes, the uncertainty inherent in estimating natural gas and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, a change in our credit rating and an increase in interest rates, our ability to maintain leases that may expire if production is not established or profitably maintained, our ability to transport our production to the most favorable markets or at all, any increase in severance or similar taxes, the impact of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally, the effects of weather or power outages, increased competition, the financial impact of accounting regulations and critical accounting policies, the comparative cost of alternative fuels, credit risk relating to the risk of loss as a result of non-performance by our counterparties, impacts of world health events, including the COVID-19 pandemic, cybersecurity risks, geopolitical and business conditions in key regions of the world, our ability to realize the expected benefits from acquisitions, including our mergers with GEP Haynesville, LLC, Montage Resources Corporation and Indigo Natural Resources LLC, and any other factors described under Item 7. “Management's Discussion and Analysis of Financial Condition and Results of Operations” and under Item 1A. “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2021.

We have no obligation and make no undertaking to publicly update or revise any forward-looking statements, except as required by applicable law. All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement.

Explanation of Non-GAAP Financial Measure
Leverage ratio is a non-GAAP financial measure. The Company defines leverage ratio as total debt less cash and cash equivalents divided by Adjusted EBITDA for the prior 12 month period.

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